                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of September 15, 2000, by and among USA Technologies, Inc., a corporation duly incorporated and existing under the laws of the Commonwealth of Pennsylvania (the "Company"), and the investor as named on the signature page hereto (hereinafter referred to as "Investor").

                                    RECITALS:

         WHEREAS, pursuant to the Company's offering ("Offering") of up to Twenty Million Dollars ($20,000,000) of Common Stock of the Company, pursuant to that certain Investment Agreement of even date herewith (the "Investment Agreement") between the Company and the Investor, the Company has agreed to sell and the Investor has agreed to purchase, from time to time as provided in the Investment Agreement, shares of the Company's Common Stock for a maximum aggregate offering amount as described above;

         WHEREAS, pursuant to the terms of the Investment Agreement, the Company has agreed to issue to the Investor the Commitment Warrants and, from time to time, the Purchase Warrants, each as defined in the Investment Agreement, and in certain events Additional Warrants (as defined in the Warrant Antidilution Agreement between the Company and the Investor) to purchase a number of shares of Common Stock, exercisable for ten (10) years from their respective dates of issuance (collectively, the "Warrants"); and

         WHEREAS, pursuant to the terms of the Investment Agreement, the Company has agreed to provide the Investor with certain registration rights with respect to the Common Stock to be issued in the Offering and the Common Stock issuable upon exercise of the Warrants as set forth in this Agreement.

                                     TERMS:

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Certain Definitions. As used in this Agreement (including the Recitals above), the following terms shall have the following meanings (such meanings to be equally applicable to both singular and plural forms of the terms defined):

                  "Additional Registration Statement" shall have the meaning set forth in Section 3(b).

                  "Additional Warrants" shall have the meaning ascribed to it the Warrant Antidilution Agreement between the Company and the Investor.

                  "Amended Registration Statement" shall have the meaning set forth in Section 3(b).

                  "Business Day" shall have the meaning set forth in the Investment Agreement.


                  "Closing Bid Price" shall have the meaning set forth in the Investment Agreement.

                  "Common Stock" shall mean the common stock, par value $0.01, of the Company.

                  "Due Date" shall mean the date that is one hundred twenty
(120) days after the date of this Agreement.

                  "Effective Date" shall have the meaning set forth in Section 2.3.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

                  "Filing Deadline" shall mean the date that is forty-five (45) days after the date of this Agreement.

                  "Ineffective Period" shall mean any period of time after the Effective Date during the term hereof that the Registration Statement or any Supplemental Registration Statement (each as defined herein) becomes ineffective or unavailable for use for the sale or resale, as applicable, of any or all of the Registrable Securities (as defined herein) for any reason (or in the event the prospectus under either of the above is not current and deliverable).

                  "Investment Agreement" shall have the meaning set forth in the Recitals hereto.

                  "Investor" shall have the meaning set forth in the preamble to this Agreement.

                  "Holder" shall mean Investor, and any other person or entity owning or having the right to acquire Registrable Securities or any permitted assignee.

                  "Piggyback Registration" and "Piggyback Registration Statement" shall have the meaning set forth in Section 4.

                  "Put" shall have the meaning as set forth in the Investment Agreement.

                  "Register," "Registered," and "Registration" shall mean and refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule, and the declaration or ordering of effectiveness of such registration statement or document.

                  "Registrable Securities" shall have the meaning set forth in
Section 2.1.

                  "Registration Statement" shall have the meaning set forth in
Section 2.2.

                  "Registration Period" shall have the meaning set forth in
Section 2.4.

                  "Rule 144" shall mean Rule 144, as amended, promulgated under the Securities Act.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

                  "Supplemental Registration Statement" shall have the meaning set forth in Section 3(b).

                  "Warrants" shall have the meaning set forth in the above Recitals.

                  "Warrant Shares" shall mean shares of Common Stock issuable upon exercise of any Warrant.

         2.       Required Registration.

                  2.1 Registrable Securities. "Registrable Securities" shall mean those shares of the Common Stock of the Company together with any capital stock issued in replacement of, in exchange for or otherwise in respect of such Common Stock, that are: (i) issuable or issued to the Investor pursuant to the Investment Agreement, (ii) issuable or issued upon exercise of the Warrants, or
(iii) issued or issuable pursuant to the Warrant Antidilution Agreement between the Company and the Investor; provided, however, that notwithstanding the above, the following shall not be considered Registrable Securities:

                           (a) any Common Stock which would otherwise be deemed
to be Registrable Securities, if and to the extent that those shares of Common Stock may be resold in a public transaction without volume limitations or other material restrictions without registration under the Securities Act, including without limitation, pursuant to Rule 144 under the Securities Act; and

                           (b) any shares of Common Stock which have been sold
in a private or other transaction other than pursuant to the Registration Statement or Supplemental Registration Statement.

                  2.2 Filing of Initial Registration Statement. The Company shall, by the Filing Deadline, file a registration statement ("Registration Statement") on Form SB-2 (or other suitable form, at the Company's discretion, but subject to the reasonable approval of Investor), covering the resale of a number of shares of Common Stock as Registrable Securities equal to at least Five Million (5,000,000) shares of Common Stock and shall cover, to the extent allowed by applicable law, such indeterminate number of additional shares of Common Stock that may be issued or become issuable as Registrable Securities by the Company pursuant to Rule 416 of the Securities Act. In the event that the Company has not filed the Registration Statement by the Filing Deadline, then the Company shall pay to Investor an amount equal to $500, in cash, for each Business Day after the Filing Deadline until such Registration Statement is filed, payable within ten (10) Business Days following the end of each calendar month in which such payments accrue. In addition, anytime the Company has issued Additional Warrants to the Investor totaling 240,000 shares (the "Buffer Amount")which are not registered for resale, the Company shall promptly file a registration statement (on Form SB-2, or other suitable form, at the Company's discretion, but subject to the reasonable approval of Investor), covering the resale of a number of shares of Common Stock as Registrable Securities equal to at least the number of Additional Warrant shares that are not registered for resale and shall cover, to the extent allowed by applicable law, such indeterminate number of additional shares of Common Stock that may be issued or become issuable as Registrable Securities by the Company pursuant to Rule 416 of the Securities Act.

                  2.3 Registration Effective Date. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC (the date of such effectiveness is referred to herein as the "Effective Date") by the Due Date.

                  2.4 Shelf Registration. The Registration Statement shall be prepared as a "shelf" registration statement under Rule 415, and shall be maintained effective (the "Registration Period") until the earlier of (i) one year from the Termination Date (as defined in the Investment Agreement), or (ii) the date that all Registrable Securities are resold pursuant to the Registration Statement.

                  2.5 Supplemental Registration Statement. Anytime the Registration Statement does not cover a sufficient number of shares of Common Stock to cover all outstanding Registrable Securities (excluding the Buffer Amount of shares issuable upon exercise of the Additional Warrants), the Company shall promptly prepare and file with the SEC such Supplemental Registration Statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all such Registrable Securities and shall use its best efforts to cause such Supplemental Registration Statement to be declared effective as soon as possible.

         3. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously and reasonably possible:

                  (a) Prepare and file with the Securities and Exchange Commission ("SEC") a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective and to remain effective during the Registration Period.

                  (b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement ("Amended Registration Statement") or prepare and file any additional registration statement ("Additional Registration Statement," together with the Amended Registration Statement, "Supplemental Registration Statements") as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Supplemental Registration Statements or such prior registration statement and to cover the resale of all Registrable Securities.

                  (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus (if applicable), in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its best efforts, if necessary, to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of the jurisdictions in which the Holders are located, of such other jurisdictions as shall be reasonably requested by the Holders of the Registrable Securities covered by such Registration Statement and of all other jurisdictions where legally required, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e)      [Intentionally Omitted].

                  (f) As promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request.

                  (g) Provide Holders with notice of the date that a Registration Statement or any Supplemental Registration Statement registering the resale of the Registrable Securities is declared effective by the SEC, and the date or dates when the Registration Statement is no longer effective.

                  (h) Provide Holders and their representatives the opportunity and a reasonable amount of time, based upon reasonable notice delivered by the Company, to conduct a reasonable due diligence inquiry of Company's pertinent financial and other records and make available its officers and directors for questions regarding such information as it relates to information contained in the Registration Statement.

                  (i) Provide Holders and their representatives the opportunity to review the Registration Statement and all amendments or supplements thereto prior to their filing with the SEC by giving the Holder at least five (5) business days advance written notice prior to such filing. Failure of the Holder to comment within five (5) business days shall not preclude the Company from filing such Registration Statement or Supplemental Registration Statement after such notice period has expired.

                  (j) Provide each Holder with prompt notice of the issuance by the SEC or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for such purpose. The Company shall use its best efforts to prevent the issuance of any stop order and, if any is issued, to obtain the removal thereof at the earliest possible date.

                  (k) Use its best efforts to list the Registrable Securities covered by the Registration Statement with all securities exchanges or markets on which the Common Stock is then listed and prepare and file any required filing with the NASD, American Stock Exchange, NYSE and any other exchange or market on which the Common Stock is listed.

         4.       Ineffective Period.

                  (a) Ineffective Period Payment. Within five (5) Business Days of the last day of any Ineffective Period, the Company will pay to the Investor in cash or cash equivalent ("Ineffective Period Payments"), for each trading day of such Ineffective Period that has occurred during that calendar month, as liquidated damages for such suspension and not as a penalty, an amount equal to 0.1%, per trading day, of (i) the lesser of (a) the number of shares of Common Stock purchased by the Investor in a Put, if any, having a Pricing Period End Date (as defined in the Investment Agreement) that is thirty (30) Business Days or less before the first Business Day of such Ineffective Period, or (b) the number of Registrable Securities held by the Investor as of the close of trading on such trading day (the lesser of (a) and (b) is referred to as the "Applied Share Amount"), multiplied by (ii) the closing bid price of the Company's Common Stock on such trading day, accruing each trading day until the suspension is lifted, accruing daily. With respect to any Ineffective Period that lasts for more than twenty (20) consecutive business days, within five (5) Business Days of the last day of such Ineffective Period, the Company will pay to the Investor in cash ("Ineffective Period Payments"), as liquidated damages for such suspension and not as a penalty, an amount equal to the greater of (x) the Ineffective Period Payments described above, or (y) the Applied Share Amount, multiplied by the difference of

                           (i) the highest  closing  price of the  Company's
                  Common  Stock for any trading day during the  Ineffective
                  Period,

                           minus

                           (ii) the lowest closing price of the Company's Common
                  Stock for the five (5) trading days including and immediately following the last trading day of such Ineffective Period.

                  (b) Liquidated Damages. The parties hereto acknowledge and agree that the sums payable as Ineffective Period Payments shall give rise to liquidated damages and not penalties. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred by the Holder is incapable or is difficult to precisely estimate, (ii) the amounts specified bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investor, and (iii) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

         5. Piggyback Registration. If anytime after the Filing Deadline, but prior to the date that the Registration Statement is declared effective or during any Ineffective Period (as defined in the Investment Agreement) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely for the sale of securities to participants in a Company stock plan or a registration on Form S-4 promulgated under the Securities Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an exchange offer for securities of the issuer or another entity), the Company shall, at such time, promptly give each Holder written notice of such registration (a "Piggyback Registration Statement"). Upon the written request of each Holder given by fax within ten
(10) days after mailing of such notice by the Company, the Company shall cause to be included in such registration statement under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered ("Piggyback Registration") to the extent such inclusion does not violate the registration rights of any other security holder of the company granted prior to the date hereof; provided, however, that nothing herein shall prevent the Company from withdrawing or abandoning such registration statement prior to its effectiveness. Notwithstanding the above, the Holders shall not be entitled to be included in any Piggyback Registration Statement that is filed after the Company has filed a Registration Statement, so long as such Registration Statement remains under review by the SEC and the Company continues to use all reasonable efforts to promptly respond to any comments from the SEC.

         6. Limitation on Obligations to Register under a Piggyback Registration. In the case of a Piggyback Registration pursuant to an underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the related Piggyback Registration Statement of all Registrable Securities proposed to be included would interfere with the successful marketing of the securities proposed to be registered by the Company, then the number of such Registrable Securities to be included in such Piggyback Registration Statement, to the extent any such Registrable Securities may be included in such Piggyback Registration Statement, shall be allocated among all Holders who had requested Piggyback Registration pursuant to the terms hereof, in the proportion that the number of Registrable Securities which each such Holder seeks to register bears to the total number of Registrable Securities sought to be included by all Holders. If required by the managing underwriter of such an underwritten public offering, the Holders shall enter into an agreement limiting the number of Registrable Securities to be included in such Piggyback Registration Statement and the terms, if any, regarding the future sale of such Registrable Securities.

         7. Dispute as to Registrable Securities. In the event the Company believes that shares sought to be registered under Section 2 or Section 5 by Holders do not constitute "Registrable Securities" by virtue of Section 2.1 of this Agreement, and the status of those shares as Registrable Securities is disputed, the Company shall provide, at its expense, an Opinion of Counsel, reasonably acceptable to the Holders of the Securities at issue (and satisfactory to the Company's transfer agent to permit the sale and transfer), that those securities may be sold immediately, without volume limitation or other material restrictions, without registration under the Securities Act, by virtue of Rule 144 or similar provisions.

         8. Furnish Information. At the Company's request, each Holder shall furnish to the Company such information regarding Holder, the Registrable Securities held by it, and the intended method of disposition of such securities to the extent required to effect the registration of its Registrable Securities or to determine that registration is not required pursuant to Rule 144 or other applicable provision of the Securities Act. The Company shall include all information provided by such Holder pursuant hereto in the Registration Statement, substantially in the form supplied, except to the extent such information is not permitted by law.

         9. Expenses. All expenses, other than commissions and fees and expenses of counsel to the selling Holders, incurred in connection with registrations, filings or qualifications pursuant hereto, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, shall be borne by the Company.

         10. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors and partners of each Holder, any underwriter (as defined in the Securities Act, or as deemed by the Securities Exchange Commission, or as indicated in a registration statement) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of Section 15 of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements or omissions: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, and the Company will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, underwriter or controlling person; provided however, that the above shall not relieve the Company from any other liabilities which it might otherwise have.

                  (b) The Holder of any securities included in such registration being effected shall indemnify and hold harmless the Company, its directors and officers, each underwriter and each other person, if any, who controls (within the meaning of the Securities Act or Exchange Act) the Company or such other indemnified party, against any losses, claims, damages, or liability, joint or several, to which any such indemnified party may become subject under the Securities Act or Exchange Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon any of the following statements or omissions (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or
(ii) any omission or alleged omission by such Holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such Holder specifically for use therein. Such Holder shall reimburse any indemnified party for any legal fees or other expenses incurred in investigating or defending any such loss, claim, damage, action, or liability; and provided further, that no Holder shall be required to indemnify any party against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of such party to deliver a prospectus as required by the Securities Act.

                  (c) Promptly after receipt by an indemnified party under this
Section 10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume, the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.

                  (d) In the event that the indemnity provided in paragraphs (a) and/or (b) of this Section 10 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree to contribute to the aggregate claims, losses, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Holders may be subject in such proportion as is appropriate to reflect the relative fault of the Company and the Holders in connection with the statements or omissions which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by the Holders. The Company and the Holders agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each person who controls a Holder of Registrable Securities within the meaning of either the Securities Act or the Exchange Act and each director, officer, partner, employee and agent of a Holder shall have the same rights to contribution as such holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each director and officer of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) The obligations of the Company and Holders under this
Section 10 shall survive the resale, if any, of the Common Stock, the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, and otherwise.

         11. Reports Under Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144; and

                  (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

         12. Amendments to Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the written consent of each Holder affected thereby. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company.

         13. Notices. All notices required or permitted under this Agreement shall be made in writing signed by the party making the same, shall specify the section under this Agreement pursuant to which it is given, and shall be addressed if to (i) the Company at:USA Technologies, Inc.; Attn: George R. Jensen, Jr., CEO & Chairman of the Board; 200 Plant Avenue; Wayne, PA 19087;
Telephone: (610) 989-0340, Facsimile: (610) 989-0344 (or at such other location as directed by the Company in writing) and (ii) the Holders at their respective last address as the party as shown on the records of the Company. Any notice, except as otherwise provided in this Agreement, shall be made by fax and shall be deemed given at the time of transmission of the fax.

         14. Termination. This Agreement shall terminate on the date all Registrable Securities cease to exist (as that term is defined in Section 2.1 hereof); but without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination (ii) other indemnification obligations under this Agreement.

         15. Assignment. No assignment, transfer or delegation, whether by operation of law or otherwise, of any rights or obligations under this Agreement by the Company or any Holder, respectively, shall be made without the prior written consent of the majority in interest of the Holders or the Company, respectively; provided that the rights of a Holder may be transferred to a subsequent holder of the Holder's Registrable Securities (provided such transferee shall provide to the Company, together with or prior to such transferee's request to have such Registrable Securities included in a Registration, a writing executed by such transferee agreeing to be bound as a Holder by the terms of this Agreement), and the Company hereby agrees to file an amended registration statement including such transferee as a selling security holder thereunder; and provided further that the Company may transfer its rights and obligations under this Agreement to a purchaser of all or a substantial portion of its business if the obligations of the Company under this Agreement are assumed in connection with such transfer, either by merger or other operation of law (which may include without limitation a transaction whereby the Registrable Securities are converted into securities of the successor in interest) or by specific assumption executed by the transferee.

         16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Securities Act or the Exchange Act, which matters shall be construed and interpreted in accordance with such laws. Any dispute arising out of or relating to this Agreement or the breach, termination or validity hereof shall be finally settled by the federal or state courts located in Fulton County, Georgia.

         17. Execution in Counterparts Permitted. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

         18. Specific Performance. The Holder shall be entitled to the remedy of specific performance in the event of the Company's breach of this Agreement, the parties agreeing that a remedy at law would be inadequate.

         19. Indemnity. Each party shall indemnify each other party against any and all claims, damages (including reasonable attorney's fees), and expenses arising out of the first party's breach of any of the terms of this Agreement.

         20. Entire Agreement; Written Amendments Required. This Agreement, including the Exhibits attached hereto, the Investment Agreement, the Common Stock certificates, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of this 15th day of September, 2000.

                                USA TECHNOLOGIES, INC.


                                By: /s/ George R. Jensen, Jr.
                                    -----------------------------------------
                                        George R. Jensen, Jr.

                                        Address: 200 Plant Avenue
                                        Wayne, PA  19087
                                        Telephone: (610) 989-0340
                                        Facsimile:  (610) 989-0344


                                INVESTOR:
                                SWARTZ PRIVATE EQUITY, LLC.


                                By: /s/ Eric S. Swartz
                                    -----------------------------------------
                                        Eric S. Swartz, Manager


                                Address: 1080 Holcomb Bridge Road
                                         Bldg. 200, Suite 285
                                         Roswell, GA  30076
                                         Telephone: (770) 640-8130
                                         Facsimile:  (770) 640-7150